Exhibit 10.9.3

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 14, 2017 is entered into by and among OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership, OAKTREE CAPITAL II, L.P., a Delaware limited partnership, OAKTREE AIF INVESTMENTS, L.P., a Delaware limited partnership, OAKTREE CAPITAL I, L.P., a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”); the Required Lenders (as defined in the Credit Agreement referred to below); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement defined below.
WHEREAS, the above mentioned parties have previously entered into that certain Credit Agreement, dated as of March 31, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of November 3, 2014 and that certain Second Amendment to Credit Agreement, dated as of March 31, 2016 and in effect immediately prior to the Third Amendment Effective Date (as defined below), the “Credit Agreement”).
WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as set forth below, and the Administrative Agent and the Required Lenders, on the terms and subject to the conditions set forth herein, have agreed to so amend the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree, except as otherwise set forth herein, as of the Third Amendment Effective Date as follows:
SECTION 1.Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)Hedging Agreements. Section 6.2 of the Credit Agreement is hereby amended by (1) deleting the “and” at the end of clause (h), (2) renumbering clause (i) (and all references thereto in the Credit Agreement) as clause (j) and (3) adding thereto a new clause (i) as follows:

“(i)    Liens securing obligations under Hedging Agreements permitted pursuant to Section 6.1(n); and”.

SECTION 2.Conditions Precedent to the Effectiveness of this Amendment. The provisions of Section 1 above are conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Third Amendment Effective Date”):

(a)The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent.

(b)No Default or Event of Default shall have occurred and be continuing.

(c)The representations and warranties set forth in this Amendment shall be true and correct as of the Third Amendment Effective Date.

(d)The Borrowers shall have paid all fees and expenses payable to the Administrative Agent and the Lenders to be paid on or prior to the Third Amendment Effective Date (including all fees and expenses of counsel to the Administrative Agent invoiced prior to the Third Amendment Effective Date).

SECTION 3.Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided in this Amendment, the Borrowers represent and warrant to the Administrative Agent and each Lender as follows:

(a)Power and Authority. Each Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”).

(b)Authorization of Agreements. The execution and delivery of this Amendment by the Borrowers and the performance of the Amended Credit Agreement by the Borrowers have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

(c)Enforceability. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)No Conflict. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of each of this Amendment and the Amended Credit Agreement do not and will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) violate any applicable law or regulation other than violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (iii) violate the charter, by-laws, articles, limited liability company agreement, limited partnership agreement or other organizational documents of any Borrower or any Subsidiary or any order of any Governmental Authority, (iv) violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any Subsidiary or the assets of any Borrower or any Subsidiary other than violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (v) give rise to a right under any indenture, agreement or other instrument binding upon any Borrower or any Subsidiary or upon the assets of any Borrower or any Subsidiary to require any material payment to be made by any Borrower or any Subsidiary, and (vi) result in the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary.

(e)Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrowers of this Amendment.

(f)Representations and Warranties in the Credit Agreement. The Borrowers confirm that the representations and warranties contained in Article III of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Third Amendment Effective Date (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing; provided that the representations and warranties contained in Section 3.4(a) are made with respect to the financial statements as of and for the fiscal year ended December 31, 2016 furnished by the Borrowers pursuant to Section 5.1(a) of the Credit Agreement.

SECTION 4.Miscellaneous.

(a)Reference to and Effect on the Credit Agreement and the other Loan Documents.

(i)Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii)The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or any of the other Loan Documents.

(iii)Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(iv)If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

(b)Expenses. The Borrowers acknowledge that all reasonable costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid in accordance with Section 9.3 of the Credit Agreement.

(c)Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(e)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.

(f)Loan Document. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.
OAKTREE CAPITAL MANAGEMENT, L.P.
By: /s/ JayWintrob

Name:	Jay Wintrob

Title:	Chief Executive Officer
By: /s/ Philip McDermott

Name:	Philip McDermott

Title:	Vice President

OAKTREE CAPITAL II, L.P.
By: /s/ JayWintrob

Name:	Jay Wintrob

Title:	Chief Executive Officer
By: /s/ Philip McDermott

Name:	Philip McDermott

Title:	Vice President

OAKTREE AIF INVESTMENTS, L.P.
By: /s/ JayWintrob

Name:	Jay Wintrob

Title:	Chief Executive Officer
By: /s/ Philip McDermott

Name:	Philip McDermott

Title:	Vice President

OAKTREE CAPITAL I, L.P.
By: /s/ JayWintrob

Name:	Jay Wintrob

Title:	Chief Executive Officer
By: /s/ Philip McDermott

Name:	Philip McDermott

Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender

By: /s/ Julie Yamauchi

Name:	Julie Yamauchi

Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Ankit Mehta

Name:	Ankit Mehta

Title:	Associate

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ James L. Behrmann

Name:	James L. Behrmann

Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Michael E. Kusner

Name:	Michael E. Kusner

Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Edwin Soogrim

Name:	Edwin Soogrim

Title:	Director

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

CITIBANK, N.A., as a Lender

By: /s/ Erik Andersen

Name:	Erik Andersen

Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Doreen Barr

Name:	Doreen Barr

Title:	Authorized Signatory

By: /s/ Andrew Griffin

Name:	Andrew Griffin

Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Chris Lam

Name:	Chris Lam

Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Harry Comninellis

Name:	Harry Comninellis

Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

MUFG UNION BANK, N.A., as a Lender

By: /s/ Oscar Cortez

Name:	Oscar Cortez

Title:	Director

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

BARCLAYS BANK PLC, as a Lender

By: /s/ Richard Cunningham

Name:	Richard Cunningham

Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Alice Neumann

Name:	Alice Neumann

Title:	Managing Director

By: /s/ Ming K. Chu

Name:	Ming K. Chu

Title:	Director

[Signature Page to Third Amendment to Credit Agreement - Oaktree]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael F. Ugliarolo

Name:	Michael F. Ugliarolo

Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement - Oaktree]